MALLINCKRODT PLC
SELECT PRODUCT LINE NET SALES
Three Months Ended March 29, 2019
(unaudited, in millions)

Specialty Brands
Acthar Gel	$223.9
Inomax	151.1
Ofirmev	95.6
Therakos	61.8
Amitiza	53.0
BioVectra	12.4
Other	6.4
Specialty Brands Total	604.2

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	17.4
Oxycodone (API) and oxycodone-containing tablets	16.5
Acetaminophen (API)	46.2
Other controlled substances	94.2
Other	12.1
Specialty Generics Total	186.4

Net Sales	$790.6

MALLINCKRODT PLC
SEGMENT DATA
Three Months Ended March 29, 2019
(unaudited, in millions)

	GAAP (1) Historical As Reported	Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$547.3	$56.9	$604.2
Specialty Generics	243.3	(56.9)	186.4
Net sales	$790.6	$—	$790.6
Operating income:
Specialty Brands (2)	$242.0	$33.5	$275.5
Specialty Generics	57.9	(33.5)	24.4
Segment operating income	299.9	—	299.9
Unallocated amounts:
Corporate and allocated expenses (3)	(45.8)	—	(45.8)
Intangible asset amortization	(222.8)	—	(222.8)
Restructuring and related charges, net	(4.2)	—	(4.2)
Non-restructuring impairments	—	—	—
Separation costs (4)	(11.7)	—	(11.7)
Operating income	$15.4	$—	$15.4

(1) Generally accepted accounting principles in the United States.
(2) Includes $10.0 million of inventory fair-value step up expense, primarily related to Amitiza.
(3) Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.
(4) Represents costs incurred related to the separation of the Company's Specialty Generics business, which are included in selling, general and administrative expenses ("SG&A").

MALLINCKRODT PLC
SELECT PRODUCT LINE NET SALES
(unaudited, in millions)

	Three Months Ended				Fiscal Year Ended
	March 30, 2018	June 29, 2018	September 28, 2018	December 28, 2018	December 28, 2018
Specialty Brands
Acthar Gel	$243.8	$293.2	$290.1	$283.0	$1,110.1
Inomax	139.8	131.0	133.2	138.7	542.7
Ofirmev	82.0	85.6	87.1	87.2	341.9
Therakos	57.4	56.8	60.0	57.0	231.2
Amitiza	23.0	48.0	48.2	64.6	183.8
BioVectra	10.5	11.3	13.9	17.4	53.1
Other	16.1	5.8	7.5	4.5	33.9
Specialty Brands Total	572.6	631.7	640.0	652.4	2,496.7

Specialty Generics
Hydrocodone (API) and hydrocodone-containing tablets	13.9	16.9	15.5	19.6	65.9
Oxycodone (API) and oxycodone-containing tablets	16.6	13.1	13.6	22.8	66.1
Acetaminophen (API)	49.4	51.7	47.9	43.7	192.7
Other controlled substances	89.0	99.5	69.5	85.8	343.8
Other	13.8	12.6	13.4	10.6	50.4
Specialty Generics Total	182.7	193.8	159.9	182.5	718.9

Net Sales	$755.3	$825.5	$799.9	$834.9	$3,215.6

MALLINCKRODT PLC
SEGMENT DATA
Fiscal Year Ended December 28, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$2,306.2	$190.5	$2,496.7
Specialty Generics	909.4	(190.5)	718.9
Net sales	$3,215.6	$—	$3,215.6
Operating income:
Specialty Brands (1)	$1,077.4	$15.7	$1,093.1
Specialty Generics	105.0	(15.7)	89.3
Segment operating income	1,182.4	—	1,182.4
Unallocated amounts:
Corporate and allocated expenses (2)	(155.8)	—	(155.8)
Intangible asset amortization	(740.2)	—	(740.2)
Restructuring and related charges, net (3)	(108.2)	—	(108.2)
Non-restructuring impairments	(3,893.1)	—	(3,893.1)
Separation costs (4)	(6.0)	—	(6.0)
Operating income	$(3,720.9)	$—	$(3,720.9)

(1) Includes $118.8 million of inventory fair-value step up expense, primarily related to Amitiza.
(2) Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.
(3) Includes restructuring-related accelerated depreciation.
(4) Represents costs incurred related to the separation of the Company's Specialty Generics segment, which are included in SG&A.

MALLINCKRODT PLC
SEGMENT DATA
Three Months Ended December 28, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$586.5	$65.9	$652.4
Specialty Generics	248.4	(65.9)	182.5
Net sales	$834.9	$—	$834.9
Operating income:
Specialty Brands (1)	$290.2	$8.5	$298.7
Specialty Generics (2)	3.1	(8.5)	(5.4)
Segment operating income	293.3	—	293.3
Unallocated amounts:
Corporate and allocated expenses (3)	(70.1)	—	(70.1)
Intangible asset amortization	(193.7)	—	(193.7)
Restructuring and related charges, net (4)	(1.6)	—	(1.6)
Non-restructuring impairments	(3,891.1)	—	(3,891.1)
Separation costs (5)	(6.0)	—	(6.0)
Operating income	$(3,869.2)	$—	$(3,869.2)

(1) Includes $41.3 million of inventory fair-value step up expense, primarily related to Amitiza.
(2) Beginning in the first quarter through the third quarter of fiscal 2018, the historical financial results attributable to "the Specialty Generics Disposal Group" were reflected in the Company's interim unaudited condensed consolidated financial statements as discontinued operations. As a result of the announcement of the planned separation of the Specialty Generics business, the Specialty Generics Disposal Group no longer met the requirements to be classified as held-for-sale. During the fourth quarter of fiscal 2018, the disposal group was reclassified to held-and-used and measured at its carrying amount before it was classified as held-for-sale, adjusted for depreciation and amortization expense that would have been recognized had the disposal group been continuously classified as held and used. The total depreciation adjustment of $17.7 million was reflected in the Specialty Generics segment operating income during the fourth quarter of 2018, the period in which the held-for-sale criteria were no longer met.
(3) Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.
(4) Includes restructuring-related accelerated depreciation.
(5) Represents costs incurred related to the separation of the Company's Specialty Generics business, which are included in SG&A.

MALLINCKRODT PLC
SEGMENT DATA
Three Months Ended September 28, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$589.2	$50.8	$640.0
Specialty Generics	210.7	(50.8)	159.9
Net sales	$799.9	$—	$799.9
Operating income:
Specialty Brands (1)	$281.7	$6.3	$288.0
Specialty Generics	22.8	(6.3)	16.5
Segment operating income	304.5	—	304.5
Unallocated amounts:
Corporate and allocated expenses (2)	(29.2)	—	(29.2)
Intangible asset amortization	(184.2)	—	(184.2)
Restructuring and related charges, net (3)	(19.6)	—	(19.6)
Non-restructuring impairments	(2.0)	—	(2.0)
Operating income	$69.5	$—	$69.5

(1) Includes $31.0 million of inventory fair-value step up expense, primarily related to Amitiza
(2) Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.
(3) Includes restructuring-related accelerated depreciation.

MALLINCKRODT PLC
SEGMENT DATA
Three Months Ended June 29, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$582.1	$49.6	$631.7
Specialty Generics	243.4	(49.6)	193.8
Net sales	$825.5	$—	$825.5
Operating income:
Specialty Brands (1)	$263.4	$1.8	$265.2
Specialty Generics	44.9	(1.8)	43.1
Segment operating income	308.3	—	308.3
Unallocated amounts:
Corporate and allocated expenses (2)	(12.5)	—	(12.5)
Intangible asset amortization	(184.3)	—	(184.3)
Restructuring and related charges, net	(58.8)	—	(58.8)
Operating income	$52.7	$—	$52.7

(1) Includes $31.5 million of inventory fair-value step up expense, primarily related to Amitiza
(2) Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.

MALLINCKRODT PLC
SEGMENT DATA
Three Months Ended March 30, 2018
(unaudited, in millions)

	GAAP Historical As Reported	Adjustments	Expected Segment Results
Net sales:
Specialty Brands	$548.4	$24.2	$572.6
Specialty Generics	206.9	(24.2)	182.7
Net sales	$755.3	$—	$755.3
Operating income:
Specialty Brands (1)	$242.1	$(0.9)	$241.2
Specialty Generics (2)	34.2	0.9	35.1
Segment operating income	276.3	—	276.3
Unallocated amounts:
Corporate and allocated expenses (3)	(44.0)	—	(44.0)
Intangible asset amortization	(178.0)	—	(178.0)
Restructuring and related charges, net	(28.2)	—	(28.2)
Operating income	$26.1	$—	$26.1

(1) Includes $15.0 million of inventory fair-value step up expense, primarily related to Amitiza.
(2) Includes $8.9 million of depreciation expense incurred during the first quarter of fiscal 2018 prior to the Specialty Generics Disposal Group being classified as held and used.
(3) Includes administration expenses and certain compensation, legal, environmental and other costs not charged to the Company's reportable segments.